FINANCIAL INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Schedule of Financial Income, Net

	Year ended December 31,
	2022	2021	2020

Financial income:
Interest income	$1,880	$1,045	$1,754
Exchange rate differences and other	292	-	231

Financial expenses:
Exchange rate differences and other	-	630	-
Amortization/accretion of premium/discount on marketable securities, net	38	76	128

	$2,134	$339	$1,857